ING PRIME RATE TRUST

(“Trust”)

Supplement dated September 19, 2012

to the Trust’s Prospectuses dated June 29, 2012

2,742.488 Shares of Beneficial Interest

On September 17, 2012 the Trust sold 2,742.488 shares of beneficial interest of the Trust through the Trust’s Shareholder Investment Program pursuant to a Distribution Agreement with ING Investments Distributor, LLC (“IID”) at a sales price of $5.989 per share.

Gross Proceeds	$16,424.76
Commission to IID	$0.00
Net Proceeds to Trust	$16,424.76

On September 17, 2012 the last day of the corresponding pricing period, the last reported sales price of the Shares on the New York Stock Exchange was $6.10.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE